Exhibit 10.2

Source
Capital Group, Inc,

February 17, 2010

Christopher Reed
Reed's, Inc.
13000 South Spring Street
Los Angeles, CA 90061

Source Capital Group, Inc. Proposed Offering Engagement Letter Amendment

To Mr. Reed:

The purpose of this amendment to the engagement letter between Reed's Inc. and Source Capital Group, Inc. executed September 11, 2009 (the "Amendment") is to extend the engagement period in Section 1 to February 28, 2010 in connection with the proposed "Registered Direct Offering" from the effective Form 5-3 registration statement. All terms and conditions from the engagement letter dated September 11, 2009 shall survive and remain in full effect.

If you are in agreement with the foregoing, please execute and return a copy of this Amendment to the undersigned. This Amendment may be executed in counterparts and by facsimile transmission.

Regards,

SOURCE CAPITAL GROUP, INC.

By: /s/ Richard Kreger
Name: Richard Kreger
Title: Senior Managing Director

By: /s/ David Harris
Name: David Harris
Title: President

ACCEPTED AND AGREED TO AS OF THE DATE FIRSTABOVE WRITTEN:

REED’S INC.

By: /s/ Christopher Reed
Name: Christopher Reed
Title: Christopher Reed